UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: January 28, 2009

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 28, 2009, the Board of Directors (the “Board”) of EnteroMedics Inc. (the “Company”) voted to increase the size of the Board by one director and elected Jon T. Tremmel as an independent director of the Board, to serve as a Class II director. The Board consists of three classes of directors, with Class I and Class III each having three directors, and Class II having four directors. Class II directors, including Mr. Tremmel, will stand for re-election at the 2009 annual meeting of stockholders of the Company. The Board committees that Mr. Tremmel will serve on have not yet been determined.

Mr. Tremmel, 62, has served in a variety of senior management positions at Medtronic, Inc. for nearly 30 years. Most recently, from March of 2003 until his retirement from Medtronic in April of 2007, Mr. Tremmel served as the President of the Neurological Division. He has also served as the President of the Physio Control Division, President of the Tachyarrhythmia Management Division and President of the Interventional Vascular Division at Medtronic. Mr. Tremmel currently serves as a Board Member for a number of corporate and civic organizations. He received his Master’s Degree in Business Administration (MBA) from the University of Minnesota and a Master’s in Engineering from Boston University, in addition to earning his Bachelor of Science (B.S.) in Business & Engineering from the University of Minnesota.

As a non-employee director, Mr. Tremmel will be entitled to the benefits and arrangements applicable to non-employee directors as identified in the “Director Compensation” section of the Company’s Definitive Proxy Statement filed April 7, 2008.

There are no arrangements or understandings between Mr. Tremmel and any other persons pursuant to which Mr. Tremmel was selected as a director. Mr. Tremmel does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a party, nor has Mr. Tremmel had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year. Mr. Tremmel has no family relationships with any member of the Board or any other executive officer of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 28, 2009, entitled “EnteroMedics Elects Jon T. Tremmel to Board of Directors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Senior Vice President and Chief Financial Officer

Date: January 28, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated January 28, 2009, entitled “EnteroMedics Elects Jon T. Tremmel to Board of Directors.”